                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 28, 2000
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



14323 S. Outer Forty, Suite 600N, Town & Country, Missouri          63017
----------------------------------------------------------        ---------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                  ---------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item  5.     Other Events

Huntco Inc. (the "Company") issued a news release on January 28, 2000, with respect to its release of earnings for its quarter and year ended December 31, 1999. This news release is incorporated herein by reference to Exhibit 99 attached hereto.


This Current Report on Form 8-K contains certain statements that are forward-looking and involve risks and uncertainties. Words such as "expects," "anticipates," "projects," "estimates," "plans," "believes," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections concerning the Company's future plans and about the steel processing industry in general, as well as assumptions made by Company management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Achievement of these forward-looking results is dependent upon numerous factors, circumstances and contingencies, certain of which are beyond the control of the Company.
Certain of the more important factors that the Company believes could cause actual results to differ materially from the forward-looking data presented include:

     Impact of changing steel prices on the Company's results of operations:

As evidenced by the unfavorable impact on operating results recognized by the Company in its recent fiscal periods, changing steel prices can significantly impact the Company's financial results. The Company's principal raw material is flat rolled carbon steel coils. The steel industry is highly cyclical in nature and prices for the Company's raw materials are influenced by numerous factors beyond the control of the Company, including general economic conditions, competition, labor costs, import duties and other trade restrictions and currency exchange rates. Changing steel prices may cause the Company's results of operations to fluctuate significantly.

To respond promptly to customer orders for its products, the Company maintains a substantial inventory of steel coils in stock and on order. The Company's commitments for steel purchases are generally at prevailing market prices in effect at the time the Company places its orders. The Company generally does not enter into long-term, fixed-price steel purchase contracts, and does not normally enter into fixed-price sales contracts with its steel processing customers with terms longer than three months.

As steel producers change the effective selling price for the Company's raw materials, competitive conditions may influence the amount of the change, if any, in the Company's selling prices to its customers. Changing steel prices could therefore affect the Company's net sales and net income, particularly as it liquidates its inventory position. The Company believes that a major portion of the effect of a steel price change on net income is likely to be experienced within three months of the effective date of the change. When a series of steel price changes occurs, or the Company's inventories are at greater than normal levels at the time of such steel price changes, the period in which operating results may be affected can extend beyond a three-month period of time. Accordingly, the Company believes that comparisons of its quarterly results of operations are not necessarily meaningful in periods of changing steel prices.

Steel prices charged by the primary producers of hot rolled steel coils, both domestic and foreign, have been extremely volatile over the previous three years. No assurance can be given that volatility in steel prices will not again negatively impact the Company's results of operations.

     Continued internal growth:

There can be no assurance that the Company will be successful in the continued development of its pickling, cold rolling, and hot roll tempering operations at its Blytheville, Arkansas facility, or that the utilization and development of these operations will proceed as quickly as the Company anticipates. Successful development of these business units requires the Company to develop new customers, in new market territories, and absolute assurance cannot be given that this will occur on the timetable that the Company expects, if ever. The Company is attempting to convert a significant portion of its cold rolling capacity to toll conversion as opposed to direct steel sales. There is no guarantee that the Company will be successful in these attempts or that the toll conversion business will be more profitable or sustainable over the long-term than direct steel sales.

     Competition:

The principal markets served by the Company are highly competitive. The Company has different competitors within each of its product lines. Competition is based principally on price, service, production and delivery scheduling.

     Cyclical demand for Company products:

Many of the Company's steel processing products are sold to industries that experience significant fluctuations in demand based on economic conditions, energy prices or other matters beyond the control of the Company. Over the past five years the Company has either increased or substantially maintained the amount of steel it has sold and processed. However, no assurance can be given that the Company will be able to increase or maintain its level of tons shipped, especially in periods of economic stagnation or downturn.

     Liquidity:

The Company's liquidity can be significantly impacted by domestic and global competitive conditions surrounding raw material inventory supply and sourcing issues for steel purchases. The Company's investment in raw material inventories is substantially lower when it is able to obtain sufficient quantities of hot rolled steel coils at competitive prices from domestic sources. Greater lead times are typically required to place orders and receive shipment from foreign concerns than from the Company's domestic suppliers. However, the resulting need to invest greater amounts of the Company's liquidity into raw material inventories is oftentimes necessary when such import sources offer similar product at more competitive prices than are available domestically. During such times of higher import requirements, the Company is faced with committing a greater amount of its liquidity to its inventory.

Interest rates:

Borrowings under the Company's revolving credit agreement are at interest rates that float generally with the prime rate or with LIBOR. The level of interest expense incurred by the Company under the revolving credit agreement will therefore fluctuate in line with changes in these rates of interest and based upon outstanding borrowings under the revolving credit agreement.


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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTCO INC.



By:     /s/ Anthony J. Verkruyse
      -------------------------------------
       Anthony J. Verkruyse,
       Vice President & CFO

Date: January 28, 2000



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                                 EXHIBIT INDEX

These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

 Exhibit No.                      Description
 -----------           -----------------------------------

     99                News release of January 28, 2000